IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Small Cap Growth

(the “Portfolio”)

Supplement to the Portfolio’s Summary and Statutory Prospectuses and
Statement of Additional Information (SAI) dated May 1, 2023, as amended

1.	Fund Name Change

Effective on or about date of the 2024 prospectus, the name of the Portfolio is changed to “Macquarie VIP Small Cap Growth Series” and each related reference is hereby replaced in the Portfolio’s prospectuses and SAI.
2.	Share Class Name Change

The share class name for the share classes listed below will be changed as follows and each related reference is hereby replaced in the Portfolio’s prospectuses and SAI effective on the effective date:
Current Name	New Name	Effective Date
Class I	Standard Class	Date of the applicable 2024 prospectus
Class II	Service Class	Date of the applicable 2024 prospectus

3.	Portfolio Manager Addition

Effective immediately (Effective Date), Joshua Brown is added as an additional portfolio manager of the Fund and will serve as a portfolio manager of the Portfolio with Timothy J. Miller and Kenneth G. McQuade.

On the Effective Date, the following is added to the information in the section of the Summary Prospectus entitled “Who manages the Portfolio? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Joshua Brown	Senior Vice President, Portfolio Manager, Senior Equity Analyst	January 2024

On the Effective Date, the first sentence of the section of the Statutory Prospectus entitled “Who manages the Portfolio – Portfolio managers – Delaware Ivy VIP Small Cap Growth” is deleted in its entirety and replaced with the following:

Timothy J. Miller, Kenneth G. McQuade, and Joshua Brown are primarily responsible for the day-to-day portfolio management of the Portfolio.

On the Effective Date, the following is added to the section of the Statutory Prospectus entitled “Who manages the Portfolios – Portfolio managers”:

Joshua Brown,  Senior Vice President, Portfolio Manager, Senior Equity Analyst Joshua Brown is a Portfolio Manager for Macquarie Asset Management’s Ivy Small Cap Growth Team, a role he assumed in January 2024. He is responsible for making day-to-day investment decisions for the team’s strategy. The team manages all small-cap growth products for the firm, including mutual funds, institutional accounts, and Variable Annuity accounts. He is also a smid-cap generalist analyst, covering sectors and companies with market caps below $10 billion. He has more than 15 years of industry experience covering equities. He joined Macquarie as part of the firm’s acquisition of Ivy Investments in 2021. Previously, he was a Senior Equity Analyst at Ivy Investments, covering transportation, automotive technology, insurance, metals & mining, chemicals, and leisure products. He joined Ivy Investments as an Equity Analyst. He started his analyst career as an investment intern for Ivy Investments, covering oil and gas master limited partnerships. Prior to that, he spent five years as a Financial Advisor for Citigroup Smith Barney. He earned a Bachelor of Science in finance from the University of Kansas and a Master of Business Administration with a concentration in investment management from the University of Texas at Austin.

On the Effective Date, the following information as of December 31, 2023, is added to the section of the SAI entitled “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Joshua Brown Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2024.